ACKNOWLEDGMENT OF REPLACEMENT SPECIAL SERVICER

April 2, 2026

To the Persons on the Attached Schedule A

Re:
Benchmark 2021-B30 Pooling and Servicing Agreement

Ladies and Gentlemen:

Reference is made to (i) that certain Pooling and Servicing Agreement, dated as of November 1, 2021 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “PSA”), originally by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, a division of PNC Bank, National Association, as Master Servicer, CWCapital Asset Management LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and Custodian, and Park Bridge Lender Services LLC, as Operating Advisor and Asset Representations Reviewer with respect to Benchmark 2021-B30 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B30 (the “Trust”), and (ii) (x) that certain Co-Lender Agreement, dated as of October 1, 2021 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “Veranda CLA”), originally by and between JPMorgan Chase Bank, National Association and JPMorgan Chase Bank, National Association, (y) that certain Agreement Between Noteholders, dated as of November 16, 2021 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “520 Almanor CLA”), originally by and between DBR Investments Co. Limited and DBR Investments Co. Limited, and (z) that certain Agreement Between Noteholders, dated as of November 16, 2021 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “Audubon CLA” and together with the Veranda CLA and the 520 Almanor CLA, collectively, the “CLAs”), originally by and between Goldman Sachs Bank USA and Goldman Sachs Bank USA. Pursuant to Sections 3.22(b) and 7.02 of the PSA, Section 7 of the Veranda CLA, Section 7 of the 520 Almanor CLA and Section 5 of the Audubon CLA, LMCG Investments, LLC, in its capacity as the Directing Holder of the Trust has terminated CWCapital Asset Management LLC as Special Servicer of the Trust and has appointed the undersigned Torchlight Loan Services, LLC to serve as successor Special Servicer under the PSA and the CLAs.

The undersigned hereby agrees that, effective as of the date of this Acknowledgment of Replacement Special Servicer (the “Acknowledgment”), the undersigned shall serve as Special Servicer under the PSA and the CLAs. The undersigned hereby agrees to assume all of the responsibilities, duties, and liabilities of the Special Servicer under the PSA and the CLAs and shall perform punctually the duties of the Special Servicer under the PSA and the CLAs. The undersigned further acknowledges and agrees that it is and shall be a party to the PSA and bound thereby to the full extent indicated in the PSA in the capacity of Special Servicer. The undersigned hereby, as of the date of this Acknowledgment, makes the representations and warranties set forth in Section 2.04(b) of the PSA mutatis mutandis, and all references to “Agreement” in Section 2.04(b) of the PSA include this Acknowledgment in addition to the PSA, and further represents that it satisfies all eligibility requirements set forth in the PSA and the CLAs.

The following is the notice information for Torchlight Loan Services, LLC as Special Servicer under the PSA and the CLAs:

Torchlight Loan Services, LLC

Acknowledgement of Replacement Special Servicer – Benchmark 2021-B30

90 Park Avenue, 20th Floor

New York, New York 10016

Attention: William A. Clarkson

E-mail: wclarkson@torchlight.com

[Remainder of page intentionally left blank; signature page follows]

TORCHLIGHT LOAN SERVICES, LLC

By: /s/ William A. Clarkson

Name: William A. Clarkson

Title: Authorized Signatory

By: /s/ Jorge Rodriguez

Name: Jorge Rodriguez

Title: Authorized Signatory

Acknowledgement of Replacement Special Servicer – Benchmark 2021-B30

SCHEDULE A

Trust Parties

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

CWCapital Asset Management LLC

900 19th St NW, 8th Floor

Washington, DC 20006

Attention: Asset Manager (Benchmark 2021-B30)

Email: CWCAMnoticesCGCMT2016-P6@cwcapital.com

Trustee and Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – Benchmark 2021-B30

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Depositor:

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

With a copy to:

Email: Cmbs.requests@db.com

With a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Robert Kim

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: Benchmark 2021-B30 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

[Addressees continue on next page]

SCHEDULE A (Cont.)

Benchmark 2021-B31 Parties

with respect to the following Whole Loans: The Veranda and Audubon Crossings & Commons

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

Rialto Capital Advisors, LLC

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Niral Shah

Email: niral.shah@rialtocapital.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS – Benchmark 2021-B31

Emai: CMBSTrustee@wilmingtontrust.com

Certificate Administrator:

Citibank, N.A.

38 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust – Benchmark 2021-B31

Depositor:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Richard Simpson

Email: richard.simpson@citi.com

and:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Email: ryan.m.oconnor@citi.com

Operating Advisor & Asset Representations Reviewer:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York, 14228
Attention: Benchmark 2021-B31 Transaction Manager
Email: notices@pentalphasurveillance.com

[Addressees continue on next page]

SCHEDULE A (Cont.)

3650R 2021-PF1 Parties

with respect to the following Whole Loans: 520 Almanor

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

3650 REIT Loan Servicing LLC

2977 McFarlane Road, Suite 300

Miami, Florida 33133

Attention: General Counsel

Email: compliance@3650REIT.com

Trustee & Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS) – 3650 2021-PF1

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Depositor:

3650 REIT Commercial Mortgage Securities II LLC

2977 McFarlane Road, Suite 300

Miami, Florida 33133

Attention: General Counsel

Email: compliance@3650REIT.com

With a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Greg Prindle

Email: Gregory.Prindle@cwt.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: 3650R 2021-PF1 – Surveillance Manager

Email to: cmbs.notices@parkbridgefinancial.com